MORGAN STANLEY Securitized Products Group	July 16, 2003

Computational Materials

$ 314,860,000

(Approximate)

Sequoia Mortgage Trust 2003-4

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Morgan Stanley Dean Witter Credit Corporation

First Republic Bank

Servicers

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY Securitized Products Group	July 16, 2003

Sequoia Mortgage Trust 2003-4

Mortgage Pass-Through Certificates

$314,860,000  (Approximate, Subject to Final Collateral)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s/Fitch
1-A-1	$148,642,000	3.95 / 4.27	1-124 / 1-300	Floater (3)	Senior	AAA/Aaa/AAA
1-A-2	$150,000,000	3.95 / 4.27	1-124 / 1-300	Floater (4)	Senior	AAA/Aaa/AAA
1-B-1	$3,865,000	6.75 / 7.41	39-124 / 39-300	Floater (5)	Subordinate	AA/Aa2/AA
1-A-R	$100	Information Not Provided Herein			Senior	AAA/Aaa/AAA
1-X-1A	$71,855,622				Senior	AAA/Aaa/AAA
1-X-1B	$76,786,378				Senior	AAA/Aaa/AAA
1-X-2	$150,000,000				Senior	AAA/Aaa/AAA
1-X-B	$3,865,000				Senior	AAA/Aaa/AAA
1-B-2	$2,628,000				Subordinate	A/A2/A
1-B-3	$1,545,000				Subordinate	BBB/Baa2/BBB
1-B-4	$773,000				Subordinate	BB/Ba2/BB
1-B-5	$464,000				Subordinate	B/B2/B
1-B-6	$1,236,929				Subordinate	NR/NR/NR
Grp 1 Total	$309,154,029
2-A-1	$189,415,000	******* Not Offered *******			Super Senior	AAA/Aaa/AAA
2-M-1	$9,986,000	6.71 / 7.44	39-122 / 39-356	Floater (5)	Senior/Mezzanine	AA+/Aaa/AA+
2-B-1	$2,367,000	6.71 / 7.44	39-122 / 39-356	Floater (5)	Subordinate	AA/Aa2/AA
2-A-R	$100	Information Not Provided Herein			Senior	AAA/Aaa/AAA
2-X-1	$189,415,000				Senior	AAA/Aaa/AAA
2-X-M	$9,986,000				Senior	AAA/Aaa/AAA
2-X-B	$2,367,000				Senior	AAA/Aaa/AAA
2-B-2	$824,000				Subordinate	A/A2/A
2-B-3	$1,235,000				Subordinate	BBB/Baa2/BBB
2-B-4	$618,000				Subordinate	BB/Ba2/BB
2-B-5	$515,000				Subordinate	B/B2/B
2-B-6	$926,589				Subordinate	NR/NR/NR
Grp 2 Total	$205,886,689
Total	$515,040,718

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY Securitized Products Group	July 16, 2003

(1)

Distributions on the Class 1-A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group 1-A Mortgage Loans, as described herein). Distributions on the Class 1-A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group 1-B Mortgage Loans, as described herein). Distributions on the Class 2-A-1 Certificates will be primarily derived from one-month LIBOR adjustable rate mortgage loans (Group 2 Mortgage Loans, as described herein).  Distributions on the Group 1 Subordinate Certificates will be primarily derived from the Group 1 Mortgage Loans (as described herein). Distributions on the Class 2-M-1 and Group 2 Subordinate Certificates will be primarily derived from the Group 2 Mortgage Loans.  Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class 1-A-1, Class 1-A-2, Class 2-M-1, Class 1-B-1 and Class 2-B-1 Certificates are shown to  their applicable Clean-Up Call Date (as described herein).

(3)

The Class 1-A-1 Certificates will have a coupon equal to the least of (i) One-Month LIBOR plus a related margin (which margin doubles after their applicable Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.  One-Month LIBOR will reset every month beginning with the first Distribution Date in August 2003.

(4)

The Class 1-A-2 Certificates will have a coupon equal to the least of (i) Six-Month LIBOR plus a related margin (which margin doubles after the Group 1 Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%. Six-Month LIBOR will reset every 6 months beginning with the first Distribution Date in August 2003.

(5)

The  Class 1-B-1, Class 2-M-1, and Class 2-B-1 Certificates will have a coupon equal to the least of (i) One-Month LIBOR plus a margin (which margin is multiplied by 1.5 after their applicable Clean-Up Call Date), (ii) the related Net WAC Cap and (iii) 11.50%.  One-Month LIBOR will reset every month beginning with the first Distribution Date in August 2003.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY Securitized Products Group	July 16, 2003

Transaction Summary

Depositor:

Sequoia Residential Funding, Inc.

Group 1 Lead Manager:

Morgan Stanley & Co.

Group 2 Lead Manager:

Bear, Stearns & Co. Inc.

Co-Managers:

RBS Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Trustee:

Wells Fargo Bank Minnesota, National Association.

Custodian:

Deutsche Bank National Trust Company and Wells Fargo Bank Minnesota, National Association.

Rating Agencies:

S&P, Moody’s and Fitch will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

July 1, 2003.

Pricing Date:

On or about July [17/18], 2003.

Closing Date:

On or about July 29, 2003.

Distribution Date:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in August 2003.

Certificates:

The “Senior Certificates” will consist of the Class 1-A-1 and Class 1-A-2 (together, the “Class 1-A Certificates”), Class 2-A-1 (the “Class 2-A Certificates”), Class 1-X-1A, Class 1-X-1B, Class 1-X-2, Class 1-X-B (together, the “Class 1-X Certificates), Class 2-X-1, Class 2-X-M and Class 2-X-B (together, the “Class 2-X Certificates”), Class 1-A-R and Class 2-A-R Certificates.  The “Senior Mezzanine Certificates” will consist of the Class 2-M-1 Certificates. The “Group 1 Subordinate Certificates” will consist of the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates.  The “Group 2 Subordinate Certificates” will consist of the Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.  The Senior Certificates, the Senior Mezzanine Certificates and the Group 1 and Group 2 Subordinate Certificates are collectively referred to herein as the “Certificates”.

Offered Certificates:

The Class 1-A, Class 2-M-1, Class 1-B-1, and Class 2-B-1 Certificates are being offered publicly.

Accrued Interest:

The Offered Certificates will settle flat.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Offered Certificates for a given Distribution Date will be the period beginning on the 20th day of the month (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the succeeding month (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should consult their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates and Senior Mezzanine Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Group 1

Optional Redemption:

The terms of the transaction allow for the Class 1-A and Group 1 Subordinate Certificates to be redeemed and/or retired on any Distribution Date after which the aggregate outstanding principal balance of the Group 1 Mortgage Loans is equal to 20% or less than the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date (the “Group 1 Optional Call Date”).

Group 2

Optional Redemption:

The terms of the transaction allow for the Class 2-A, Class 2-M-1 and Group 2 Subordinate Certificates to be redeemed and/or retired on any Distribution Date after which the aggregate outstanding principal balance of the Group 2 Mortgage Loans is equal to 20% or less than the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date (the “Group 2 Optional Call Date”).

Group 1 Clean-Up Call:

The terms of the transaction allow for a termination of the trust and retirement of the Class 1-A and Group 1 Subordinate Certificates on any Distribution Date after which the aggregate outstanding principal balance of the Group 1 Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date (the “Group 1 Clean-Up Call Date”).

Group 2 Clean-Up Call:

The terms of the transaction allow for a termination of the trust and retirement of the Class 2-A, Class 2-M-1 and Group 2 Subordinate Certificates on any Distribution Date after which the aggregate outstanding principal balance of the Group 2 Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date (the “Group 2 Clean-Up Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of 2 groups of adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties (the “Mortgage Loans”) having an aggregate principal balance as of the Cut-off Date of approximately $515,040,719. The Mortgage Loans were originated substantially in accordance with the related underwriting guidelines to be specified in the prospectus supplement.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Group 1

Mortgage Loans:

The Group 1 Mortgage Loans consist of the Group 1-A and Group 1-B Mortgage Loans as defined herein.

Group 1-A

Mortgage Loans:

The Group 1-A Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $153,874,405, which equals approximately 29.9% of the Mortgage Loans.  All of the Group 1-A Mortgage Loans are originated by Morgan Stanley Dean Witter Credit Corporation (“MSDWCC”).

Approximately 51.7% and 48.3% of the Group 1-A Mortgage Loans are six-month LIBOR and one-month LIBOR indexed Mortgage Loans, respectively. All of the Group 1-A Mortgage Loans are scheduled to pay interest only for the first 10 years.  After such 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

Group 1-B

Mortgage Loans:

The Group 1-B Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $155,279,625, which equals approximately 30.2% of the Mortgage Loans.  All of the Group 1-B Mortgage Loans are originated by MSDWCC.

All of the Group 1-B Mortgage Loans are six-month LIBOR indexed Mortgage Loans. All of the Group 1-B Mortgage Loans are scheduled to pay interest only for the first 10 years.  After such 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

Group 2

Mortgage Loans:

The Group 2 Mortgage Loans have an aggregate principal balance as of the Cut-off Date of approximately $205,886,690 which equals approximately 40.0% of the Mortgage Loans.  All of the Group 2 Mortgage Loans were originated by First Republic Bank (“First Republic”).

All of the Group 2 Mortgage Loans are one-month LIBOR indexed Mortgage Loans. Approximately 0.78% and 96.57% of the Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 years and 10 years, respectively.  Approximately 2.66% of the Group 2 Mortgage Loans are fully amortizing at origination .

Group 1 Net WAC Caps:

In the case of the Class 1-A-1 and Class 1-A-2 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in Group 1-A and Group 1-B respectively; in the case of the Class 1-B-1 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in Group 1.

The Class 1-A Certificates will have a coupon equal to the least of (i) the applicable LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

The Class 1-B-1 Certificates will have a coupon equal to the least of (i) the applicable LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

Group 2 Net WAC Caps:

In the case of the Class 2-M-1, and Class 2-B-1 Certificates, the weighted average of the net mortgage rates for the Mortgage Loans in Group 2.

The Class 2-M-1 Certificates will have a coupon equal to the least of (i) the applicable LIBOR plus the related margin, (ii) the Group 2 Net WAC Cap and (iii) 11.50%.

The Class 2-B-1 Certificates will have a coupon equal to the least of (i) the applicable LIBOR plus the related margin, (ii) the Group 2 Net WAC Cap and (iii) 11.50%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Carryover Shortfall

 Amount:

If on any Distribution Date, the Certificate Interest Rate of any of the Offered Certificates or the Class 2-A-1 Certificates is subject to the related Net WAC Cap, such Certificates become entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap) over (b) the amount of interest received on such Certificates based on the related Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”) from amounts on deposit in the Group 1 or Group 2 Reserve Fund, as applicable.

Group 1 Reserve Fund:

As of the Closing Date, the Group 1 Reserve Fund will be established on behalf of the Class 1-A and Class 1-B-1 Certificates.  The Group 1 Reserve Fund will be funded with any excess interest available after priority 1 through 5 in “Group 1 Certificates Priority of Distributions” herein.  The Group 1 Reserve Fund will not be an asset of any REMIC.  On any Distribution Date, the Class 1-A and Class 1-B-1 Certificates will be entitled to receive payments from the Group 1 Reserve Fund in an amount equal to the related Carryover Shortfall Amount for such Distribution Date, if any.  Any amounts remaining in the Group 1 Reserve Fund after such distribution will be distributed to the Class 1-X Certificates.

Group 2 Reserve Fund:

As of the Closing Date, the Group 2 Reserve Fund will be established on behalf of the Class 2-A, Class 2-M-1 and Class 2-B-1 Certificates.  The Group 2 Reserve Fund will be funded with any excess interest available after priority 1 through 7 in “Group 2 Certificates Priority of Distributions” herein.  The Group 2 Reserve Fund will not be an asset of any REMIC.  On any Distribution Date, the Class 2-A, Class 2-M-1 and Class 2-B-1 Certificates will be entitled to receive payments from the Group 2 Reserve Fund in an amount equal to the related Carryover Shortfall Amount for such Distribution Date, if any.  Any amounts remaining in the Group 2 Reserve Fund after such distribution will be distributed to the Class 2-X Certificates.

Group 1

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Class 1-A Certificates will consist of the subordination of the Group 1 Subordinate Certificates (total subordination initially 3.40%).

Credit enhancement for the Class 1-B-1 Certificates will consist of the subordination of the Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates (total subordination initially 2.15%).

Group 2

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Credit enhancement for the Class 2-M-1 Certificates will consist of the subordination of the Group 2 Subordinate Certificates (total subordination initially 3.15%).

Credit enhancement for the Class 2-B-1 Certificates will consist of the subordination of the Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates (total subordination initially 2.00%).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Shifting Interest:

Until the first Distribution Date occurring after July 2013, the Group 1 or Group 2 Subordinate and Senior Mezzanine Certificates, as applicable, will be locked out from receipt of all principal (unless the Class 1-A and Class 2-A Certificates respectively are paid down to zero or the credit enhancement provided by the Group 1 or Group 2 Subordinate and Senior Mezzanine Certificates, as applicable, has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (to be described in the prospectus supplement), the Group 1 or Group 2 Subordinate and Senior Mezzanine Certificates, as applicable, will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments.

The prepayment percentages on the Group 1 or Group 2 Subordinate and Senior Mezzanine Certificates, as applicable, are as follows:

August 2003 – July 2013

  0%    Pro-Rata Share

August 2013 – July 2014

30%    Pro-Rata Share

August 2014 – July 2015

40%    Pro-Rata Share

August 2015 – July 2016

60%    Pro-Rata Share

August 2016 – July 2017

80%    Pro-Rata Share

August 2017 and after

100%  Pro-Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Group 1 or Group 2 Subordinate and Senior Mezzanine Certificates, as applicable, doubles, all principal (scheduled principal and prepayments) will be paid pro-rata in the case of Group 1 between the Class 1-A and Group 1 Subordinate Certificates and in the case of Group 2 between the Class 2-A, Senior Mezzanine and Group 2 Subordinate Certificates (subject to performance triggers).  However, if the credit enhancement provided by the Group 1 or Group 2 Subordinate and Senior Mezzanine Certificates, as applicable, has doubled prior to the Distribution Date in August 2006 (subject to performance triggers), then the Group 1 or Group 2 Subordinate and Senior Mezzanine Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Group 1 or Group 2 Subordinate and Senior Mezzanine Certificates will be allocated to the Class 1-A and Class 2-A Certificates, respectively.  In the event the applicable current senior percentage (aggregate principal balance of the Class 1-A or Class 2-A Certificates, divided by the aggregate principal balance of the Group 1 or Group 2 Mortgage Loans, respectively) exceeds the initial senior percentage (aggregate principal balance of the Class 1-A or Class 2-A Certificates as of the Closing Date, divided by the aggregate principal balance of the Group 1 or Group 2 Mortgage Loans, respectively, as of the Cut-off Date), the Class 1-A and Class 2-A Certificates will receive all principal prepayments from the Group 1 or Group 2 Mortgage Loans, respectively, regardless of any prepayment percentages described above.

Allocation of Group 1

Realized Losses:

Any realized losses, on the Group 1 Mortgage Loans will be allocated as follows: first, to the Group 1 Subordinate Certificates in reverse order of their alphanumerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class 1-A Certificates, pro-rata, in reduction of their certificate principal balance.

Allocation of Group 2

Realized Losses:

Any realized losses, on the Group 2 Mortgage Loans will be allocated as follows: first, to the Group 2 Subordinate Certificates in reverse order of their alphanumerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Mezzanine Certificates until the class principal balance has been reduced to zero; thereafter to the Class 2-A Certificates in reduction of its certificate principal balance.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Group 1 Certificates Priority of

Distributions:

Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

1)

Class 1-A-R and Class 1-A Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the Group 1-A and Group 1-B Mortgage Loans, as applicable.

2)

Class 1-A-R Certificates, principal allocable to such Class.

3)

Concurrently to the Class 1-A Certificates:

Class 1-A-1 and Class 1-A-2 Certificates, pro-rata, principal, until their respective

Certificate Principal Balances are reduced to zero, from the Group 1-A and Group 1-B

Mortgage Loans, respectively.

4)

Class 1-B-1 Certificates, accrued and unpaid interest at the Class 1-B-1 Certificate Interest Rate.

5)

Class 1-B-1 Certificates, principal allocable to such Class.

6)

Class 1-A Certificates, the related Carryover Shortfall Amount.

7)

Class 1-B-1 Certificates, the related Carryover Shortfall Amount.

8)

Class 1-X Certificates, concurrently, accrued interest.

9)

Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 and Class 1-B-6 Certificates, in sequential order, first, accrued and unpaid interest at the respective Certificate Interest Rate and, second, the respective shares of principal allocable to such Classes.

10)

Class 1-A-R Certificates, any remaining amount.

Group 2 Certificates Priority of

Distributions:

Available funds from the Group 2 Mortgage Loans will be distributed in the following order of priority:

1)

Class 2-A-R and 2-A Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

2)

Class 2-A-R Certificates, principal allocable to such Class.

3)

Class 2-A Certificates, principal, until its Certificate Principal Balance is reduced to zero.

4)

Class 2-M-1 Certificates, accrued and unpaid interest at the Class 2-M-1 Certificate Interest Rate.

5)

Class 2-M-1 Certificates, principal allocable to such Class.

6)

Class 2-B-1 Certificates, accrued and unpaid interest at the Class 2-B-1 Certificate Interest Rate.

7)

Class 2-B-1 Certificates, principal allocable to such Class.

8)

Class 2-A Certificates, the related Carryover Shortfall Amount.

9)

Class 2-M-1 Certificates, the related Carryover Shortfall Amount.

10)

Class 2-B-1 Certificates, the related Carryover Shortfall Amount.

11)

Class 2-X Certificates, concurrently, accrued interest.

12)

Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates, in sequential order, first, accrued and unpaid interest at the respective Certificate Interest Rate and second, the respective shares of principal allocable to such Classes.

13)

Class 2-A-R Certificates, any remaining amount.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Weighted Average Life Tables

Class 1-A-1 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.43	5.27	3.95	3.07	2.47	1.72
MDUR (yr)	5.95	4.93	3.75	2.94	2.38	1.68
First Prin Pay	8/20/2003	8/20/2003	8/20/2003	8/20/2003	8/20/2003	8/20/2003
Last Prin Pay	10/20/2018	8/20/2016	11/20/2013	8/20/2011	1/20/2010	2/20/2008

Class 1-A-1 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.77	5.61	4.27	3.36	2.72	1.90
MDUR (yr)	6.21	5.20	4.01	3.19	2.60	1.84
First Prin Pay	8/20/2003	8/20/2003	8/20/2003	8/20/2003	8/20/2003	8/20/2003
Last Prin Pay	7/20/2028	7/20/2028	7/20/2028	7/20/2028	7/20/2028	7/20/2028

Class 1-A-2 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.43	5.27	3.95	3.07	2.47	1.72
MDUR (yr)	5.94	4.92	3.74	2.94	2.38	1.68
First Prin Pay	8/20/2003	8/20/2003	8/20/2003	8/20/2003	8/20/2003	8/20/2003
Last Prin Pay	10/20/2018	8/20/2016	11/20/2013	8/20/2011	1/20/2010	2/20/2008

Class 1-A-2 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	6.77	5.61	4.27	3.36	2.72	1.90
MDUR (yr)	6.21	5.20	4.01	3.19	2.60	1.84
First Prin Pay	8/20/2003	8/20/2003	8/20/2003	8/20/2003	8/20/2003	8/20/2003
Last Prin Pay	7/20/2028	7/20/2028	7/20/2028	7/20/2028	7/20/2028	7/20/2028

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Weighted Average Life Tables (cont’d)

Class 1-B-1 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.80	8.94	6.75	5.44	4.60	3.45
MDUR (yr)	9.68	8.13	6.27	5.12	4.36	3.32
First Prin Pay	2/20/2009	12/20/2007	10/20/2006	1/20/2006	8/20/2005	1/20/2005
Last Prin Pay	10/20/2018	8/20/2016	11/20/2013	8/20/2011	1/20/2010	2/20/2008

Class 1-B-1 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.50	9.65	7.41	6.10	5.25	4.05
MDUR (yr)	10.20	8.68	6.79	5.67	4.92	3.84
First Prin Pay	2/20/2009	12/20/2007	10/20/2006	1/20/2006	8/20/2005	1/20/2005
Last Prin Pay	7/20/2028	7/20/2028	7/20/2028	7/20/2028	7/20/2028	7/20/2028

Class 2-M-1 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.85	8.88	6.71	5.42	4.60	3.45
MDUR (yr)	9.83	8.17	6.28	5.13	4.39	3.33
First Prin Pay	1/20/2009	11/20/2007	10/20/2006	1/20/2006	8/20/2005	1/20/2005
Last Prin Pay	3/20/2019	9/20/2016	9/20/2013	7/20/2011	1/20/2010	2/20/2008

Class 2-M-1 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.72	9.72	7.44	6.11	5.25	4.04
MDUR (yr)	10.48	8.82	6.88	5.72	4.95	3.86
First Prin Pay	1/20/2009	11/20/2007	10/20/2006	1/20/2006	8/20/2005	1/20/2005
Last Prin Pay	3/20/2033	3/20/2033	3/20/2033	3/20/2033	3/20/2033	1/20/2033

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Weighted Average Life Tables (cont’d)

Class 2-B-1 To Call
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	10.85	8.88	6.71	5.42	4.60	3.45
MDUR (yr)	9.71	8.08	6.23	5.10	4.36	3.31
First Prin Pay	1/20/2009	11/20/2007	10/20/2006	1/20/2006	8/20/2005	1/20/2005
Last Prin Pay	3/20/2019	9/20/2016	9/20/2013	7/20/2011	1/20/2010	2/20/2008

Class 2-B-1 To Maturity
CPR	12% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
WAL (yr)	11.72	9.72	7.44	6.11	5.25	4.04
MDUR (yr)	10.34	8.71	6.81	5.67	4.92	3.84
First Prin Pay	1/20/2009	11/20/2007	10/20/2006	1/20/2006	8/20/2005	1/20/2005
Last Prin Pay	3/20/2033	3/20/2033	3/20/2033	3/20/2033	3/20/2033	1/20/2033

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class 1-A-1, Class 1-A-2, Class 1-B-1, Class 2-M-1, and Class 2-B-1 Certificates

Effective Net WAC Cap Schedule*

Assumptions:
20% CPR
To Clean-Up Call
Class 1-A Hard Cap: 11.50%
Class 1-B-1 Hard Cap: 11.50%
Class 2-M-1 Hard Cap: 11.50%
Class 2-B-1 Hard Cap: 11.50%

Distribution Period	Class 1-A-1 30/360 Net WAC Cap (%)	Class 1-A-2 30/360 Net WAC Cap (%)	Class 1-B-1 30/360 Net WAC Cap (%)	Class 2-M-1 30/360 Net WAC Cap (%)	Class 2-B-1 30/360 Net WAC Cap (%)
1	2.47	2.47	2.47	2.59	2.59
2	6.90	2.47	4.67	11.50	11.50
3	6.90	2.47	4.67	11.50	11.50
4	6.90	2.47	4.67	11.50	11.50
5	6.90	2.47	4.67	11.50	11.50
6	6.90	2.47	4.67	11.50	11.50
7-60	11.50	11.50	11.50	11.50	11.50
61 and After	11.50	11.50	11.50	11.50	11.50

*

The Net WAC Cap is calculated assuming current One-Month LIBOR or Six-Month LIBOR of 20.00% and is run at the pricing speed of 20% CPR to the related clean-up call.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1 Mortgage Loans

As of the Cut-off Date

TOTAL CURRENT BALANCE:	$309,154,030
NUMBER OF LOANS:	827
			Minimum		Maximum
AVG CURRENT BALANCE:	$373,826		$48,868		$3,000,000
AVG ORIGINAL BALANCE:	$373,951		$50,000		$3,000,000

WAVG LOAN RATE:	2.844%		2.375%		3.500%
WAVG EXPENSE FEE(1):	0.378%		0.378%		0.378%
WAVG NET LOAN RATE:	2.466%		1.998%		3.123%

WAVG GROSS MARGIN:	1.645%		1.250%		2.125%
WAVG MAXIMUM LOAN RATE:	12.000%		12.000%		12.000%
WAVG PERIODIC RATE CAP:	N/A	%	N/A	%	N/A	%
WAVG FIRST RATE CAP:	N/A	%	N/A	%	N/A	%

WAVG ORIGINAL LTV:	68.14%		5.17%		100.00%
WAVG EFFECTIVE LTV(2):	66.67%		5.17%		80.00%

WAVG CREDIT SCORE:	727		563		814

WAVG ORIGINAL TERM:	300	months	300	months	300	months
WAVG REMAINING TERM:	300	months	296	months	300	months
WAVG SEASONING:	0	months	0	months	4	months

WAVG NEXT RATE RESET:	4	months	1	months	6	months
WAVG RATE ADJ FREQ:	5	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	5	months	1	months	6	months

WAVG IO ORIGINAL TERM:	120	months	120	months	120	months
WAVG IO REMAINING TERM:	120	months	116	months	120	months

TOP STATE CONCENTRATIONS ($):	19.11 % California, 18.50 % Florida, 6.23 % New York
MAXIMUM ZIP CODE CONCENTRATION ($):	1.38% 32137 (Palm Coast, FL)

FIRST PAY DATE:	Apr 01, 2003	Aug 01, 2003
RATE CHANGE DATE:	Aug 01, 2003	Jan 01, 2004
MATURITY DATE:	March 01, 2028	July 01, 2028

(1) Expense Fee is defined as the sum of the servicing fee and the trustee fee

(2)  Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1 Mortgage Loans

As of the Cut-off Date

ORIGINATOR:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Morgan Stanley	827	$309,154,029.69	100.00
Total	827	$309,154,029.69	100.00%

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
6 M LIBOR	665	$234,768,990.15	75.94%
1 M LIBOR	162	74,385,039.54	24.06
Total	827	$309,154,029.69	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	827	$309,154,029.69	100.00%
Total	827	$309,154,029.69	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1 Mortgage Loans

As of the Cut-off Date

CURRENT BALANCE($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
25,000.01 - 50,000.00	3	$148,868.23	0.05%
50,000.01 - 75,000.00	32	1,997,835.19	0.65
75,000.01 - 100,000.00	44	3,971,775.99	1.28
100,000.01 - 200,000.00	255	38,404,941.74	12.42
200,000.01 -300,000.00	164	40,183,272.97	13.00
300,000.01 - 400,000.00	108	38,065,498.81	12.31
400,000.01 - 500,000.00	59	27,118,477.60	8.77
500,000.01 -600,000.00	32	17,638,466.64	5.71
600,000.01 - 700,000.00	30	19,672,927.87	6.36
700,000.01 -800,000.00	14	10,556,000.00	3.41
800,000.01 - 900,000.00	11	9,289,480.00	3.00
900,000.01 -1,000,000.00	25	24,248,451.17	7.84
1,000,000.01 - 1,500,000.00	27	33,761,834.85	10.92
1,500,000.01 - 2,000,000.00	21	38,746,198.63	12.53
2,000,000.01 - 2,500,000.00	1	2,350,000.00	0.76
2,500,000.01 - 3,000,000.00	1	3,000,000.00	0.97
Total	827	$309,154,029.69	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.251 - 2.500	13	$2,737,540.00	0.89%
2.501 - 2.750	324	119,737,941.86	38.73
2.751 - 3.000	439	153,989,957.05	49.81
3.001 - 3.250	28	16,146,511.73	5.22
3.251 - 3.500	23	16,542,079.05	5.35
Total:	827	$309,154,029.69	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1 Mortgage Loans

As of the Cut-off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.250	1	$269,600.00	0.09%
1.500	148	62,914,164.37	20.35
1.625	624	211,641,274.54	68.46
1.750	3	1,368,445.17	0.44
1.875	11	4,611,931.56	1.49
2.000	11	10,102,430.00	3.27
2.125	29	18,246,184.05	5.90
Total:	827	$309,154,029.69	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
300	827	$309,154,029.69	100.00%
Total	827	$309,154,029.69	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
295 – 300	827	$309,154,029.69	100.00%
Total:	827	$309,154,029.69	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1 Mortgage Loans

As of the Cut-off Date

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
115 - 120	827	$309,154,029.69	100.00%
Total:	827	$309,154,029.69	100.00%

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
8/1/2003	162	$74,385,039.54	24.06%
9/1/2003	1	55,930.00	0.02
10/1/2003	1	1,600,000.00	0.52
11/1/2003	21	9,349,417.00	3.02
12/1/2003	210	71,644,558.29	23.17
1/1/2004	432	152,119,084.86	49.20
Total:	827	$309,154,029.69	100.00%
7/1/2003	198	92,238,479.25	16.77

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.01 - 10.00	1	$134,500.00	0.04%
10.01 - 20.00	15	2,965,004.39	0.96
20.01 - 30.00	24	6,270,460.36	2.03
30.01 - 40.00	43	18,973,544.33	6.14
40.01 - 50.00	56	17,533,006.65	5.67
50.01 - 60.00	92	40,015,725.95	12.94
60.01 - 70.00	147	48,563,308.51	15.71
70.01 - 80.00	404	159,142,266.98	51.48
80.01 - 90.00	4	2,078,000.00	0.67
90.01 - 100.00	41	13,478,212.52	4.36
Total:	827	$309,154,029.69	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1 Mortgage Loans

As of the Cut-off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.01 - 10.00	1	$134,500.00	0.04%
10.01 - 20.00	15	2,965,004.39	0.96
20.01 - 30.00	24	6,270,460.36	2.03
30.01 - 40.00	43	18,973,544.33	6.14
40.01 - 50.00	57	17,828,206.65	5.77
50.01 - 60.00	100	41,954,225.95	13.57
60.01 - 65.00	48	16,428,347.63	5.31
65.01 - 70.00	136	45,752,673.40	14.8
70.01 - 75.00	70	33,109,760.92	10.71
75.01 - 80.00	333	125,737,306.06	40.67
Total:	827	$309,154,029.69	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
N/A	1	$368,000.00	0.12
550 - 574	2	1,550,500.00	0.50
575 - 599	7	2,726,355.00	0.88
600 - 624	15	7,406,550.00	2.40
625 - 649	37	14,451,758.33	4.67
650 - 674	57	21,158,436.77	6.84
675 - 699	103	44,128,754.15	14.27
700 - 724	111	42,508,983.64	13.75
725 - 749	111	44,492,519.06	14.39
750 - 774	172	69,308,885.80	22.42
775 - 799	167	52,349,574.94	16.93
800 - 824	44	8,703,712.00	2.82
Total:	827	$309,154,029.69	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1 Mortgage Loans

As of the Cut-off Date

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	827	$309,154,029.69	100.00%
Total	827	$309,154,029.69	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alternative	391	$170,209,380.13	55.06%
Lite Doc	341	111,692,052.97	36.13
No Ratio	79	19,438,766.59	6.29
Full	12	4,121,600.00	1.33
Asset, No Income	4	3,692,230.00	1.19
Total:	827	$309,154,029.69	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	659	$249,736,796.69	80.78%
Second Home	119	50,165,965.32	16.23
Investment	49	9,251,267.68	2.99
Total:	827	$309,154,029.69	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Residence	499	$201,320,459.05	65.12%
PUD	194	61,523,615.95	19.90
Condo	108	39,999,322.13	12.94
2 Family	18	4,671,231.00	1.51
Co-op	6	1,102,401.56	0.36
Townhouse	1	440,000.00	0.14
Manufactured Housing	1	97,000.00	0.03
Total:	827	$309,154,029.69	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1 Mortgage Loans

As of the Cut-off Date

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Refinance - Cashout	316	$127,132,334.92	41.12%
Refinance - Rate Term	293	91,202,199.07	29.50
Purchase	218	90,819,495.70	29.38
Total:	827	$309,154,029.69	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1 Mortgage Loans

As of the Cut-off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	8	$2,163,100.00	0.70%
Alaska	1	255,920.00	0.08
Arizona	15	3,088,156.00	1.00
Arkansas	5	1,179,500.00	0.38
California	118	59,081,807.75	19.11
Colorado	20	10,853,435.89	3.51
Connecticut	9	7,292,931.63	2.36
District of Columbia	1	2,350,000.00	0.76
Florida	146	57,182,184.48	18.5
Georgia	19	4,756,714.87	1.54
Hawaii	19	10,136,147.00	3.28
Idaho	3	2,422,000.00	0.78
Illinois	37	14,185,837.58	4.59
Indiana	2	316,000.00	0.10
Kansas	3	682,000.00	0.22
Kentucky	5	907,600.00	0.29
Louisiana	2	2,109,870.00	0.68
Maine	4	1,159,500.00	0.38
Maryland	20	7,138,500.00	2.31
Massachusetts	27	13,620,350.00	4.41
Michigan	32	6,810,778.00	2.20
Minnesota	13	4,805,500.00	1.55
Missouri	17	3,997,684.39	1.29
Montana	2	800,028.30	0.26
Nebraska	2	270,300.00	0.09
Nevada	23	5,047,800.00	1.63
New Hampshire	4	764,400.00	0.25
New Jersey	40	12,463,991.16	4.03
New Mexico	7	2,210,700.00	0.72
New York	46	19,246,538.89	6.23
North Carolina	29	8,974,474.01	2.90
North Dakota	1	54,400.00	0.02
Ohio	9	2,650,522.00	0.86
Oklahoma	1	113,600.00	0.04
Oregon	14	3,138,525.00	1.02
Pennsylvania	15	4,734,467.17	1.53
Rhode Island	2	400,067.35	0.13
South Carolina	16	6,837,569.00	2.21
South Dakota	1	108,000.00	0.03
Tennessee	17	4,584,500.00	1.48
Texas	26	7,177,992.07	2.32
Utah	4	1,095,200.00	0.35
Virginia	24	6,104,567.15	1.97
Washington	11	4,353,870.00	1.41
West Virginia	1	380,000.00	0.12
Wisconsin	1	208,000.00	0.07
Wyoming	5	939,000.00	0.30
Total:	827	$309,154,029.69	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-A Collateral

As of the Cut-off Date

TOTAL CURRENT BALANCE:	$153,874,405
NUMBER OF LOANS:	401
			Minimum		Maximum
AVG CURRENT BALANCE:	$ 383,727		$53,431		$3,000,000
AVG ORIGINAL BALANCE:	$383,788		$53,431		$3,000,000

WAVG LOAN RATE:	2.844%		2.375%		3.500%
WAVG EXPENSE FEE(1):	0.378%		0.378%		0.378%
WAVG NET LOAN RATE:	2.467%		1.998%		3.123%

WAVG GROSS MARGIN:	1.625%		1.250%		2.125%
WAVG MAXIMUM LOAN RATE:	12.000%		12.000%		12.000%
WAVG PERIODIC RATE CAP:	N/A	%	N/A	%	N/A	%
WAVG FIRST RATE CAP:	N/A	%	N/A	%	N/A	%

WAVG ORIGINAL LTV:	68.52%		5.17%		100.00%
WAVG EFFECTIVE LTV(2):	66.73%		5.17%		80.00%

WAVG CREDIT SCORE:	728		577		814

WAVG ORIGINAL TERM:	300	months	300	months	300	months
WAVG REMAINING TERM:	300	months	296	months	300	months
WAVG SEASONING:	0	months	0	months	4	months

WAVG NEXT RATE RESET:	3	months	1	months	6	months
WAVG RATE ADJ FREQ:	4	months	1	months	6	months
WAVG FIRST RATE ADJ FREQ:	4	months	1	months	6	months

WAVG IO ORIGINAL TERM:	120	months	120	months	120	months
WAVG IO REMAINING TERM:	120	months	116	months	120	months

TOP STATE CONCENTRATIONS ($):	21.02 % Florida, 16.20 % California, 6.52 % New York
MAXIMUM ZIP CODE CONCENTRATION ($):	1.95% 96754 (Kilauea, HI)

FIRST PAY DATE:	Apr 01, 2003	Aug 01, 2003
RATE CHANGE DATE:	Aug 01, 2003	Jan 01, 2004
MATURITY DATE:	Mar 01, 2028	Jul 01, 2028

(1) Expense Fee is defined as the sum of the servicing fee and the trustee fee

(2)  Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-A Collateral

As of the Cut-off Date

ORIGINATOR:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Amortization Principal Balance Outstanding as of the Cut-off Date
Morgan Stanley	401	$153,874,404.90	100.00%
Total:	401	$153,874,404.90	100.00%

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Libor – 6 Month	239	$79,489,365.36	51.66%
Libor – 1 Month	162	74,385,039.54	48.34
Total:	401	$153,874,404.90	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	401	$153,874,404.90	100.00%
Total:	401	$153,874,404.90	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-A Collateral

As of the Cut-off Date

CURRENT BALANCE($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
50,000.01 – 75,000.00	19	$1,211,475.80	0.79%
75,000.01 – 100,000.00	22	2,010,594.10	1.31
100,000.01 – 200,000.00	116	17,495,879.29	11.37
200,000.01 – 300,000.00	73	17,499,607.72	11.37
300,000.01 – 400,000.00	54	19,074,683.10	12.40
400,000.01 – 500,000.00	37	16,993,750.10	11.04
500,000.01 – 600,000.00	17	9,192,516.62	5.97
600,000.01 – 700,000.00	13	8,505,800.00	5.53
700,000.01 – 800,000.00	6	4,534,000.00	2.95
800,000.01 – 900,000.00	9	7,620,830.00	4.95
900,000.01 – 1,000,000.00	12	11,561,652.17	7.51
1,000,000.01 – 1,500,000.00	11	13,656,616.00	8.88
1,500,000.01 – 2,000,000.00	10	19,167,000.00	12.46
2,000,000.01 – 2,500,000.00	1	2,350,000.00	1.53
2,500,000.01 – 3,000,000.00	1	3,000,000.00	1.95
Total:	401	$153,874,404.90	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.251 – 2.500	13	$2,737,540.00	1.78%
2.501 – 2.750	165	62,277,550.86	40.47
2.751 – 3.000	199	70,112,215.47	45.56
3.001 – 3.250	14	9,330,110.17	6.06
3.251 – 3.500	10	9,416,988.40	6.12
Total:	401	$153,874,404.90	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-A Collateral

As of the Cut-off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.250	1	$269,600.00	0.18%
1.500	148	62,914,164.37	40.89
1.625	224	69,827,141.96	45.38
1.750	3	1,368,445.17	0.89
1.875	5	2,719,530.00	1.77
2.000	11	10,102,430.00	6.57
2.125	9	6,673,093.40	4.34
Total:	401	$153,874,404.90	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
300	401	$153,874,404.90	100.00%
Total:	401	$153,874,404.90	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
295 –300	401	$153,874,404.90	100.00%
Total:	401	$153,874,404.90	100.00%

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
115 – 120	401	$153,874,404.90	100.00%
Total:	401	$153,874,404.90	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-A Collateral

As of the Cut-off Date

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2003-08-01	162	$74,385,039.54	48.34%
2003-09-01	1	55,930.00	0.04
2003-11-01	9	3,297,251.98	2.14
2003-12-01	76	27,115,538.28	17.62
2004-01-01	153	49,020,645.10	31.86
Total:	401	$153,874,404.90	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.01 – 10.00	1	$134,500.00	0.09%
10.01 – 20.00	4	599,295.00	0.39
20.01 – 30.00	11	3,765,492.13	2.45
30.01 – 40.00	21	9,573,347.62	6.22
40.01 – 50.00	24	7,469,159.45	4.85
50.01 – 60.00	48	20,773,715.07	13.50
60.01 – 70.00	79	24,356,812.79	15.83
70.01 – 80.00	188	77,475,612.84	50.35
80.01 – 90.00	3	1,730,000.00	1.12
90.01 – 100.00	22	7,996,470.00	5.20
Total:	401	$153,874,404.90	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-A Collateral

As of the Cut-off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.01 – 10.00	1	$134,500.00	0.09%
10.01 – 20.00	4	599,295.00	0.39
20.01 – 30.00	11	3,765,492.13	2.45
30.01 – 40.00	21	9,573,347.62	6.22
40.01 – 50.00	24	7,469,159.45	4.85
50.01 – 60.00	54	22,331,715.07	14.51
60.01 – 65.00	22	6,324,300.00	4.11
65.01 – 70.00	76	26,200,982.79	17.03
70.01 – 75.00	36	17,844,636.21	11.60
75.01 – 80.00	152	59,630,976.63	38.75
Total:	401	$153,874,404.90	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
575 – 599	6	$2,621,355.00	1.70%
600 – 624	7	2,713,600.00	1.76
625 – 649	15	5,562,600.00	3.62
650 – 674	36	14,469,337.77	9.40
675 – 699	41	20,927,016.44	13.60
700 – 724	54	18,051,987.29	11.73
725 – 749	52	19,952,137.67	12.97
750 – 774	97	43,240,104.16	28.10
775 – 799	73	22,403,396.57	14.56
800 – 824	20	3,932,870.00	2.56
Total:	401	$153,874,404.90	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-A Collateral

As of the Cut-off Date

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	401	$153,874,404.90	100.00%
Total:	401	$153,874,404.90	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alternative	187	$83,135,384.30	54.03%
Lite Doc	167	56,227,331.08	36.54
No Ratio	41	11,401,059.52	7.41
Asset, No Income	2	1,692,230.00	1.10
Full	4	1,418,400.00	0.92
Total:	401	$153,874,404.90	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	321	$128,006,131.57	83.19%
Second Home	53	20,864,082.83	13.56
Investment	27	5,004,190.50	3.25
Total:	401	$153,874,404.90	100.00%

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Residence	238	$99,206,748.55	64.47%
PUD	101	31,291,910.65	20.34
Condo	51	21,077,814.70	13.70
2 Family	8	1,410,931.00	0.92
Townhouse	1	440,000.00	0.29
Co-op	1	350,000.00	0.23
Manufactured Housing	1	97,000.00	0.06
Total:	401	$153,874,404.90	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-A Collateral

As of the Cut-off Date

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Refinance – Cashout	162	$67,251,508.06	43.71%
Refinance – Rate Term	146	51,132,479.06	33.23
Purchase	93	35,490,417.78	23.06
Total:	401	$153,874,404.90	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-A Collateral

As of the Cut-off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	5	$1,793,450.00	1.17%
Arizona	4	529,550.00	0.34
Arkansas	3	735,500.00	0.48
California	58	24,921,748.68	16.20
Colorado	11	4,655,920.00	3.03
Connecticut	4	4,362,731.63	2.84
District of Columbia	1	2,350,000.00	1.53
Florida	84	32,348,643.57	21.02
Georgia	9	2,391,700.00	1.55
Hawaii	10	6,301,447.00	4.10
Idaho	3	2,422,000.00	1.57
Illinois	16	4,185,990.00	2.72
Indiana	1	158,000.00	0.10
Kansas	1	500,000.00	0.32
Kentucky	1	275,000.00	0.18
Louisiana	2	2,109,870.00	1.37
Maine	2	426,800.00	0.28
Maryland	11	4,222,000.00	2.74
Massachusetts	11	4,715,100.00	3.06
Michigan	17	4,267,800.00	2.77
Minnesota	5	2,674,000.00	1.74
Missouri	5	1,226,400.00	0.80
Montana	1	660,000.00	0.43
Nebraska	1	95,500.00	0.06
Nevada	7	2,057,600.00	1.34
New Hampshire	1	160,000.00	0.10
New Jersey	17	6,349,894.08	4.13
New Mexico	2	448,000.00	0.29
New York	20	10,030,037.00	6.52
North Carolina	20	5,704,000.01	3.71
North Dakota	1	54,400.00	0.04
Ohio	4	1,801,652.00	1.17
Oregon	7	1,385,925.00	0.90
Pennsylvania	11	3,504,899.50	2.28
Rhode Island	1	260,000.00	0.17
South Carolina	8	3,441,570.00	2.24
Tennessee	4	1,071,800.00	0.70
Texas	9	1,889,359.28	1.23
Utah	1	150,000.00	0.10
Virginia	12	3,561,217.15	2.31
Washington	6	3,035,900.00	1.97
Wisconsin	1	208,000.00	0.14
Wyoming	3	431,000.00	0.28
Total:	401	$153,874,404.90	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-B Collateral

As of the Cut-off Date

TOTAL CURRENT BALANCE:	$155,279,625
NUMBER OF LOANS:	426
			Minimum		Maximum
AVG CURRENT BALANCE:	$364,506		$48,868		$2,000,000
AVG ORIGINAL BALANCE:	$364,691		$50,000		$2,000,000

WAVG LOAN RATE:	2.844%		2.625%		3.500%
WAVG EXPENSE FEE(1):	0.378%		0.378%		0.378%
WAVG NET LOAN RATE:	2.466%		2.248%		3.123%

WAVG GROSS MARGIN:	1.665%		1.625%		2.125%
WAVG MAXIMUM LOAN RATE:	12.000%		12.000%		12.000%
WAVG PERIODIC RATE CAP:	N/A	%	N/A	%	N/A	%
WAVG FIRST RATE CAP:	N/A	%	N/A	%	N/A	%

WAVG ORIGINAL LTV:	67.76%		10.29%		100.00%
WAVG EFFECTIVE LTV(2):	66.61%		10.29%		80.00%

WAVG CREDIT SCORE:	726		563		813

WAVG ORIGINAL TERM:	300	months	300	months	300	months
WAVG REMAINING TERM:	300	months	297	months	300	months
WAVG SEASONING:	0	months	0	months	3	months

WAVG NEXT RATE RESET:	6	months	3	months	6	months
WAVG RATE ADJ FREQ:	6	months	6	months	6	months
WAVG FIRST RATE ADJ FREQ:	6	months	6	months	6	months

WAVG IO ORIGINAL TERM:	120	months	120	months	120	months
WAVG IO REMAINING TERM:	120	months	117	months	120	months

TOP STATE CONCENTRATIONS ($):	22.00 % California, 15.99 % Florida, 6.44 % Illinois
MAXIMUM ZIP CODE CONCENTRATION ($):	1.76% 94010 (Burlingame, CA)

FIRST PAY DATE:	May 01, 2003	Aug 01, 2003
RATE CHANGE DATE:	Oct 01, 2003	Jan 01, 2004
MATURITY DATE:	Apr 01, 2028	Jul 01, 2028

(1) Expense Fee is defined as the sum of the servicing fee and the trustee fee

(2)  Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-B Collateral

As of the Cut-off Date

ORIGINATOR:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Morgan Stanley	426	$155,279,624.79	100.00%
Total:	426	$155,279,624.79	100.00%

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Libor - 6 Month	426	$155,279,624.79	100.00%
Total:	426	$155,279,624.79	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	426	$155,279,624.79	100.00%
Total:	426	$155,279,624.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-B Collateral

As of the Cut-off Date

CURRENT BALANCE($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
25,000.01 - 50,000.00	3	$148,868.23	0.10%
50,000.01 - 75,000.00	13	786,359.39	0.51
75,000.01 - 100,000.00	22	1,961,181.89	1.26
100,000.01 - 200,000.00	139	20,909,062.45	13.47
200,000.01 - 300,000.00	91	22,683,665.25	14.61
300,000.01 - 400,000.00	54	18,990,815.71	12.23
400,000.01 - 500,000.00	22	10,124,727.50	6.52
500,000.01 - 600,000.00	15	8,445,950.02	5.44
600,000.01 - 700,000.00	17	11,167,127.87	7.19
700,000.01 - 800,000.00	8	6,022,000.00	3.88
800,000.01 - 900,000.00	2	1,668,650.00	1.07
900,000.01 - 1,000,000.00	13	12,686,799.00	8.17
1,000,000.01 - 1,500,000.00	16	20,105,218.85	12.95
1,500,000.01 - 2,000,000.00	11	19,579,198.63	12.61
Total:	426	$155,279,624.79	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.501 - 2.750	159	$57,460,391.00	37.00%
2.751 - 3.000	240	83,877,741.58	54.02
3.001 - 3.250	14	6,816,401.56	4.39
3.251 - 3.500	13	7,125,090.65	4.59
Total:	426	$155,279,624.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-B Collateral

As of the Cut-off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.625	400	$141,814,132.58	91.33%
1.875	6	1,892,401.56	1.22
2.125	20	11,573,090.65	7.45
Total:	426	$155,279,624.79	100.00%

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
300	426	$155,279,624.79	100.00%
Total:	426	$155,279,624.79	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
295 - 300	426	$155,279,624.79	100.00%
Total:	426	$155,279,624.79	100.00%

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
115 - 120	426	$155,279,624.79	100.00%
Total:	426	$155,279,624.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-B Collateral

As of the Cut-off Date

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2003-10-01	1	$1,600,000.00	1.03%
2003-11-01	12	6,052,165.02	3.90
2003-12-01	134	44,529,020.01	28.68
2004-01-01	279	103,098,439.76	66.40
Total:	426	$155,279,624.79	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.01 - 20.00	11	$2,365,709.39	1.52%
20.01 - 30.00	13	2,504,968.23	1.61
30.01 - 40.00	22	9,400,196.71	6.05
40.01 - 50.00	32	10,063,847.20	6.48
50.01 - 60.00	44	19,242,010.88	12.39
60.01 - 70.00	68	24,206,495.72	15.59
70.01 - 80.00	216	81,666,654.14	52.59
80.01 - 90.00	1	348,000.00	0.22
90.01 - 100.00	19	5,481,742.52	3.53
Total:	426	$155,279,624.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-B Collateral

As of the Cut-off Date

EFFECTIVE LTV(1) (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.01 - 20.00	11	$2,365,709.39	1.52%
20.01 - 30.00	13	2,504,968.23	1.61
30.01 - 40.00	22	9,400,196.71	6.05
40.01 - 50.00	33	10,359,047.20	6.67
50.01 - 60.00	46	19,622,510.88	12.64
60.01 - 65.00	26	10,104,047.63	6.51
65.01 - 70.00	60	19,551,690.61	12.59
70.01 - 75.00	34	15,265,124.71	9.83
75.01 - 80.00	181	66,106,329.43	42.57
Total:	426	$155,279,624.79	100.00%

(1)  Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the lesser of the appraised value or sale price of the property

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
N/A	1	$368,000.00	0.24%
550 - 574	2	1,550,500.00	1.00
575 - 599	1	105,000.00	0.07
600 - 624	8	4,692,950.00	3.02
625 - 649	22	8,889,158.33	5.72
650 - 674	21	6,689,099.00	4.31
675 - 699	62	23,201,737.71	14.94
700 - 724	57	24,456,996.35	15.75
725 - 749	59	24,540,381.39	15.80
750 - 774	75	26,068,781.64	16.79
775 - 799	94	29,946,178.37	19.29
800 - 824	24	4,770,842.00	3.07
Total:	426	$155,279,624.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-B Collateral

As of the Cut-off Date

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	426	$155,279,624.79	100.00%
Total:	426	$155,279,624.79	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alternative	204	$87,073,995.83	56.08%
Lite Doc	174	55,464,721.89	35.72
No Ratio	38	8,037,707.07	5.18
Full	8	2,703,200.00	1.74
Asset, No Income	2	2,000,000.00	1.29
Total:	426	$155,279,624.79	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	338	$121,730,665.12	78.39%
Second Home	66	29,301,882.49	18.87
Investment	22	4,247,077.18	2.74
Total:	426	$155,279,624.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-B Collateral

As of the Cut-off Date

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Residence	261	$102,113,710.50	65.76%
PUD	93	30,231,705.30	19.47
Condo	57	18,921,507.43	12.19
2 Family	10	3,260,300.00	2.10
Co-op	5	752,401.56	0.48
Total:	426	$155,279,624.79	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Refinance - Cashout	154	$59,880,826.86	38.56%
Purchase	125	55,329,077.92	35.63
Refinance - Rate Term	147	40,069,720.01	25.80
Total:	426	$155,279,624.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 1-B Collateral

As of the Cut-off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	3	$369,650.00	0.24%
Alaska	1	255,920.00	0.16
Arizona	11	2,558,606.00	1.65
Arkansas	2	444,000.00	0.29
California	60	34,160,059.07	22.00
Colorado	9	6,197,515.89	3.99
Connecticut	5	2,930,200.00	1.89
Florida	62	24,833,540.91	15.99
Georgia	10	2,365,014.87	1.52
Hawaii	9	3,834,700.00	2.47
Illinois	21	9,999,847.58	6.44
Indiana	1	158,000.00	0.10
Kansas	2	182,000.00	0.12
Kentucky	4	632,600.00	0.41
Maine	2	732,700.00	0.47
Maryland	9	2,916,500.00	1.88
Massachusetts	16	8,905,250.00	5.73
Michigan	15	2,542,978.00	1.64
Minnesota	8	2,131,500.00	1.37
Missouri	12	2,771,284.39	1.78
Montana	1	140,028.30	0.09
Nebraska	1	174,800.00	0.11
Nevada	16	2,990,200.00	1.93
New Hampshire	3	604,400.00	0.39
New Jersey	23	6,114,097.08	3.94
New Mexico	5	1,762,700.00	1.14
New York	26	9,216,501.89	5.94
North Carolina	9	3,270,474.00	2.11
Ohio	5	848,870.00	0.55
Oklahoma	1	113,600.00	0.07
Oregon	7	1,752,600.00	1.13
Pennsylvania	4	1,229,567.67	0.79
Rhode Island	1	140,067.35	0.09
South Carolina	8	3,395,999.00	2.19
South Dakota	1	108,000.00	0.07
Tennessee	13	3,512,700.00	2.26
Texas	17	5,288,632.79	3.41
Utah	3	945,200.00	0.61
Virginia	12	2,543,350.00	1.64
Washington	5	1,317,970.00	0.85
West Virginia	1	380,000.00	0.24
Wyoming	2	508,000.00	0.33
Total:	426	$155,279,624.79	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 2 Collateral

As of the Cut-off Date

TOTAL CURRENT BALANCE:	$205,886,690
NUMBER OF LOANS:	216
			Minimum		Maximum
AVG CURRENT BALANCE:	$953,179		$129,828		$3,000,000
AVG ORIGINAL BALANCE:	$961,500		$133,500		$3,000,000

WAVG LOAN RATE:	2.897%		2.000%		4.125%
WAVG EXPENSE FEE(1):	0.303%		0.303%		0.303%
WAVG NET LOAN RATE:	2.594%		1.698%		3.823%

WAVG GROSS MARGIN:	1.524%		0.590%		2.800%
WAVG MAXIMUM LOAN RATE:	11.983%		10.950%		13.500%
WAVG PERIODIC RATE CAP:	N/A	%	N/A	%	N/A	%
WAVG FIRST RATE CAP:	N/A	%	N/A	%	N/A	%

WAVG ORIGINAL LTV:	51.84%		5.88%		80.00%

WAVG CREDIT SCORE:	754		658		834

WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	353	months	326	months	359	months
WAVG SEASONING:	7	months	1	months	34	months

WAVG NEXT RATE RESET:	1	months	1	months	1	months
WAVG RATE ADJ FREQ:	1	months	1	months	1	months
WAVG FIRST RATE ADJ FREQ:	1	months	1	months	1	months

WAVG IO ORIGINAL TERM:	116	months	0	months	120	months
WAVG IO REMAINING TERM:	110	months	0	months	119	months

TOP STATE CONCENTRATIONS ($):	66.64 % California, 9.49 % New York, 3.42 % Hawaii
MAXIMUM ZIP CODE CONCENTRATION ($):	5.76% 90210 (Beverly Hills, CA)

FIRST PAY DATE:			Oct 01, 2000	Jul 01, 2003
RATE CHANGE DATE:			Aug 01, 2003	Aug 01, 2003
MATURITY DATE:			Sep 01, 2030	Jun 01, 2033
(1) Expense Fee is defined as the sum of the servicing fee and the trustee fee

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 2 Collateral

As of the Cut-off Date

ORIGINATOR:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
First Republic	216	$205,886,689.75	100.00%
Total:	216	$205,886,689.75	100.00%

INDEX:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Libor - 1 Month	216	$205,886,689.75	100.00%
Total:	216	$205,886,689.75	100.00%

DELINQUENCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Current	216	$205,886,689.75	100.00%
Total:	216	$205,886,689.75	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 2 Collateral

As of the Cut-off Date

CURRENT BALANCE($):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
100,000.01 - 200,000.00	9	$1,508,986.15	0.73%
200,000.01 - 300,000.00	14	3,656,457.68	1.78
300,000.01 - 400,000.00	19	6,890,389.04	3.35
400,000.01 - 500,000.00	15	6,782,076.92	3.29
500,000.01 - 600,000.00	17	9,627,071.02	4.68
600,000.01 - 700,000.00	14	9,137,755.47	4.44
700,000.01 - 800,000.00	13	9,851,109.39	4.78
800,000.01 - 900,000.00	8	6,845,974.21	3.33
900,000.01 - 1,000,000.00	20	19,720,529.60	9.58
1,000,000.01 - 1,500,000.00	57	70,636,999.32	34.31
1,500,000.01 - 2,000,000.00	20	36,834,340.00	17.89
2,000,000.01 - 2,500,000.00	7	15,685,000.95	7.62
2,500,000.01 - 3,000,000.00	3	8,710,000.00	4.23
Total:	216	$205,886,689.75	100.00%

LOAN RATE (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.751 - 2.000	1	2,000,000.00	0.97%
2.001 - 2.250	3	4,215,000.00	2.05
2.251 - 2.500	12	10,711,650.40	5.20
2.501 - 2.750	59	55,473,907.11	26.94
2.751 - 3.000	101	94,076,600.36	45.69
3.001 - 3.250	24	21,250,381.88	10.32
3.251 - 3.500	6	5,139,000.00	2.50
3.501 - 3.750	5	5,538,250.00	2.69
3.751 - 4.000	4	6,875,000.00	3.34
4.001 - 4.250	1	606,900.00	0.29
Total:	216	205,886,689.75	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 2 Collateral

As of the Cut-off Date

GROSS MARGIN (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.501 - 0.750	1	$2,000,000.00	0.97%
0.751 - 1.000	7	9,311,822.28	4.52
1.001 - 1.250	13	12,570,154.38	6.11
1.251 - 1.500	108	98,339,787.76	47.76
1.501 - 1.750	58	51,928,058.83	25.22
1.751 - 2.000	16	16,885,716.50	8.20
2.001 - 2.250	6	3,993,000.00	1.94
2.251 - 2.500	5	9,301,250.00	4.52
2.501 - 2.750	1	950,000.00	0.46
2.751 - 3.000	1	606,900.00	0.29
Total:	216	$205,886,689.75	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 2 Collateral

As of the Cut-off Date

ORIGINAL TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
360	216	$205,886,689.75	100.00%
Total:	216	$205,886,689.75	100.00%

REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
325 – 330	2	$2,565,949.39	1.25%
331 – 336	5	6,071,326.26	2.95
337 – 342	4	4,164,750.00	2.02
343 – 348	3	2,818,752.86	1.37
349 – 354	108	107,810,433.28	52.36
355 – 360	94	82,455,477.96	40.05
Total:	216	$205,886,689.75	100.00%

IO REMAINING TERM (Months):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
<= 0	11	$5,470,190.41	2.66%
31 - 36	1	1,600,000.00	0.78
85 - 90	2	2,565,949.39	1.25
91 - 96	4	4,471,326.26	2.17
97 - 102	4	4,164,750.00	2.02
103 - 108	2	2,525,000.95	1.23
109 - 114	103	105,956,687.51	51.46
115 - 120	89	79,132,785.23	38.44
Total:	216	$205,886,689.75	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 2 Collateral

As of the Cut-off Date

RATE CHANGE DATE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
8/1/2003	216	$205,886,689.75	100.00%
Total:	216	$205,886,689.75	100.00%

ORIGINAL LTV (%):	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
0.01 - 10.00	3	$2,371,000.00	1.15%
10.01 - 20.00	13	13,569,999.17	6.59
20.01 - 30.00	20	19,611,160.52	9.53
30.01 - 40.00	25	19,151,929.03	9.30
40.01 - 50.00	27	28,544,105.98	13.86
50.01 - 60.00	41	46,975,877.90	22.82
60.01 - 65.00	28	24,149,383.89	11.73
65.01 - 70.00	25	22,488,573.43	10.92
70.01 - 75.00	19	17,149,965.10	8.33
75.01 - 80.00	15	11,874,694.73	5.77
Total:	216	$205,886,689.75	100.00%

CREDIT SCORE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
650 - 674	7	$5,341,716.65	2.59%
675 - 699	16	15,744,833.15	7.65
700 - 724	34	33,198,633.15	16.12
725 - 749	34	36,696,397.21	17.82
750 - 774	46	46,654,853.88	22.66
775 - 799	50	37,123,757.59	18.03
800 - 824	28	29,526,498.12	14.34
825 - 849	1	1,600,000.00	0.78
Total:	216	$205,886,689.75	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 2 Collateral

As of the Cut-off Date

AMORTIZATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Interest Only	205	$200,416,499.34	97.34%
Amortizing	11	5,470,190.41	2.66
Total:	216	$205,886,689.75	100.00%

DOCUMENTATION:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full	216	$205,886,689.75	100.00%
Total:	216	$205,886,689.75	100.00%

OCCUPANCY:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	156	$156,509,777.74	76.02%
Second Home	47	43,337,228.77	21.05
Investment	13	6,039,683.24	2.93
Total:	216	$205,886,689.75	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 2 Collateral

As of the Cut-off Date

PROPERTY TYPE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Residence	134	$141,613,880.66	68.78%
PUD	29	27,789,381.49	13.50
Condo	36	24,772,290.43	12.03
Co-op	12	8,465,168.00	4.11
2 Family	5	3,245,969.17	1.58
Total:	216	$205,886,689.75	100.00%

PURPOSE:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Refinance - Rate Term	101	$90,310,867.75	43.86%
Refinance - Cashout	64	63,177,850.38	30.69
Purchase	51	52,397,971.62	25.45
Total:	216	$205,886,689.75	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Sequoia Mortgage Trust 2003-4

Group 2 Collateral

As of the Cut-off Date

STATES:	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Arizona	5	$4,957,609.39	2.41%
California	144	137,203,010.30	66.64
Colorado	5	5,685,000.00	2.76
Connecticut	2	2,100,000.00	1.02
Delaware	1	250,000.00	0.12
Florida	6	3,535,000.00	1.72
Hawaii	4	7,051,000.00	3.42
Idaho	2	3,006,000.00	1.46
Illinois	3	2,087,000.00	1.01
Maryland	1	900,000.00	0.44
Massachusetts	4	2,423,276.56	1.18
Montana	1	1,040,000.00	0.51
New Jersey	7	5,776,119.58	2.81
New York	21	19,547,672.97	9.49
Pennsylvania	2	1,075,000.00	0.52
South Carolina	1	500,000.00	0.24
Texas	3	3,500,000.00	1.70
Utah	1	2,025,000.95	0.98
Washington	2	1,825,000.00	0.89
Wyoming	1	1,400,000.00	0.68
Total:	216	$205,886,689.75	100.00%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.